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                                                                  EXHIBIT 23.4

                     [SHATSWELL, MacLEOD & COMPANY LETTERHEAD]




                        CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-4 of CFX of our report dated July 20, 1995 on our audit of the financial statements of Milford Co/operative Bank as of June 30, 1995 and for the year then ended. We also consent to the reference to our firm under the caption "Experts".


                                         /s/ SHATSWELL, MACLEOD & COMPANY, P.C.
                                         --------------------------------------
                                         SHATSWELL, MacLEOD & COMPANY, P.C.


W. Peabody, Massachusetts
April 26, 1996